EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of IDI Global, Inc., on Form 10-KSB for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kevin R. Griffith, Chief Executive Officer, and Steve Weatherly, principal accounting officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ Kevin R. Griffith
                               ----------------------------------------------
                               Kevin R. Griffith
                               Chief Executive Officer


                                /s/ Steve Weatherly
                               ----------------------------------------------
                               Steve Weatherly
                               Principal Accounting Officer